ABERDEEN FUNDS

Aberdeen Small Cap Fund

Aberdeen Emerging Markets Institutional Fund

Aberdeen Global Small Cap Fund

Aberdeen Global Fixed-Income Fund

Aberdeen Tax-Free Income Fund

Supplement to the Aberdeen Funds Statutory Prospectus dated March 1, 2010, as amended.

The following amends the disclosure in the section labeled “Investing with Aberdeen Funds” in the Prospectus:

The minimum investment required to qualify for a reduced sales charge on investments in Class A shares of each of the Aberdeen Global Fixed Income Fund and the Aberdeen Tax-Free Income Fund is $100,000.  In addition, the minimum purchase amount to qualify for the letter of intent discount with respect to Class A shares of each of the Aberdeen Global Fixed Income Fund and the Aberdeen Tax-Free Income Fund is $100,000.

The CDSC to which a shareholder may be subject (for Class A shares purchased without a front-end sales charge) if he or she redeems Class A shares within 18 months of the date of purchase for the funds listed in the chart below is as follows:

Amount of Purchase	Aberdeen Global Fixed Income Fund and Aberdeen Tax-Free Income Fund Amount of CDSC	Aberdeen Small Cap Fund Amount of CDSC
$1 Million up to $4 Million	0.75%	0.50%
$4 Million up to $25 Million	0.50%	0.50%
$25 Million or More	0.25%	0.25%

The information contained in the subsections labeled “Administrative Service Fees” and “Automatic Withdrawal Program” applies to Class D shares as appropriate, in addition to the share classes currently referenced.

The following amends the disclosure in the section labeled “Distributions and Taxes—Income and Capital Gains  Distributions” in the Prospectus:

Each of the Aberdeen Emerging Markets Institutional Fund and the Aberdeen Global Small Cap Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually together with any net realized capital gains.  The Aberdeen Tax-Free Income Fund expects to declare daily and distribute its net investment income, if any, to shareholders as dividends monthly.

The following information is added to the disclosure in the section labeled “Distributions and Taxes—Tax Considerations” in the Prospectus:

A tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors.  Corporate shareholders should note that exempt-interest dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisers about the taxability of this income before investing in the Fund.

THIS SUPPLEMENT IS DATED NOVEMBER 5, 2010

Please keep this supplement for future reference